UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 23, 2017 Date of Report (Date of Earliest Event Reported)

DUPONT FABROS TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33748	20 – 8718331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 9th Street NW, Suite 600

Washington, D.C. 20004

(Address of Principal Executive Offices) (Zip Code)

(202) 728-0044

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 23, 2017, DuPont Fabros Technology, Inc. (the “Company”) entered into separate equity distribution agreements (each, individually, an “Equity Distribution Agreement” and collectively, the “Equity Distribution Agreements”) with each of KeyBanc Capital Markets Inc., Robert W. Baird & Co. Incorporated, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Raymond James & Associates, Inc., RBC Capital Markets, LLC, Stifel, Nicolaus & Company, Incorporated, SunTrust Robinson Humphrey, Inc. and TD Securities (USA) LLC (collectively, the “Sales Agents”), pursuant to which the Company may issue and sell, from time to time, through the Sales Agents its shares of common stock, par value $0.001 per share (the “Common Stock”), having an aggregate gross sales price of up to $200,000,000 (the “Securities”).

The Securities will be issued pursuant to a prospectus dated June 2, 2015 and a prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2017, in connection with one or more offerings of shares under the automatic shelf registration statement on Form S-3 (Registration No. 333-204635) filed with the SEC on June 2, 2015. Sales of the Securities made pursuant to the Equity Distribution Agreements, if any, may be sold by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), including, without limitation, directly on the New York Stock Exchange, or any other existing trading market for the Securities or through a market maker, or, if agreed by the Company and the Sales Agents, by any other method permitted by law, including but not limited to in privately negotiated transactions. The Company intends to use the net proceeds from these sales, if any, for general corporate purposes, which may include, without limitation, the repayment of borrowings under its unsecured revolving credit facility and its unsecured term loan, the construction of development properties, capital expenditures and working capital.

The Company made certain customary representations, warranties and covenants concerning the Company and the Securities in each Equity Distribution Agreement and also agreed to indemnify the Sales Agents against certain liabilities, including liabilities under the Securities Act. From time to time, the Company has had customary commercial and/or investment banking relationships with the Sales Agents and/or certain of their affiliates.

The foregoing description of the material terms of the Equity Distribution Agreements and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Equity Distribution Agreements. Copies of the Equity Distribution Agreements are filed as exhibits 1.1, 1.2, 1.3, 1.4, 1.5, 1.6, 1.7, 1.8, 1.9 and 1.10 to this Current Report on Form 8-K and incorporated herein by reference. The legal opinion relating to the Securities is included as Exhibit 5.1 hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Equity Distribution Agreement, dated February 23, 2017, by and between the Company and KeyBanc Capital Markets Inc.

1.2	Equity Distribution Agreement, dated February 23, 2017, by and between the Company and Robert W. Baird & Co. Incorporated

1.3	Equity Distribution Agreement, dated February 23, 2017, by and between the Company and Credit Suisse Securities (USA) LLC

1.4	Equity Distribution Agreement, dated February 23, 2017, by and between the Company and Deutsche Bank Securities Inc.

1.5	Equity Distribution Agreement, dated February 23, 2017, by and between the Company and Goldman, Sachs & Co.

1.6	Equity Distribution Agreement, dated February 23, 2017, by and between the Company and Raymond James & Associates, Inc.

1.7	Equity Distribution Agreement, dated February 23, 2017, by and between the Company and RBC Capital Markets, LLC

1.8	Equity Distribution Agreement, dated February 23, 2017, by and between the Company and Stifel, Nicolaus & Company, Incorporated

1.9	Equity Distribution Agreement, dated February 23, 2017, by and between the Company and SunTrust Robinson Humphrey, Inc.

1.10	Equity Distribution Agreement, dated February 23, 2017, by and between the Company and TD Securities (USA) LLC

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Securities

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT FABROS TECHNOLOGY, INC.

February 23, 2017	/s/ Richard A. Montfort, Jr.
Richard A. Montfort, Jr.
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated February 23, 2017, by and between the Company and KeyBanc Capital Markets Inc.

1.2	Equity Distribution Agreement, dated February 23, 2017, by and between the Company and Robert W. Baird & Co. Incorporated

1.3	Equity Distribution Agreement, dated February 23, 2017, by and between the Company and Credit Suisse Securities (USA) LLC

1.4	Equity Distribution Agreement, dated February 23, 2017, by and between the Company and Deutsche Bank Securities Inc.

1.5	Equity Distribution Agreement, dated February 23, 2017, by and between the Company and Goldman, Sachs & Co.

1.6	Equity Distribution Agreement, dated February 23, 2017, by and between the Company and Raymond James & Associates, Inc.

1.7	Equity Distribution Agreement, dated February 23, 2017, by and between the Company and RBC Capital Markets, LLC

1.8	Equity Distribution Agreement, dated February 23, 2017, by and between the Company and Stifel, Nicolaus & Company, Incorporated

1.9	Equity Distribution Agreement, dated February 23, 2017, by and between the Company and SunTrust Robinson Humphrey, Inc.

1.10	Equity Distribution Agreement, dated February 23, 2017, by and between the Company and TD Securities (USA) LLC

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Shares

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)